SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
a)	Issuance of Convertible Promissory Notes

Subsequent to December 31, 2020, the Company issued further convertible promissory notes raising net proceeds of $174,127 (US$137,000).

The notes are unsecured, bear interest at 12% per annum from the date of issuance and mature between six months and one year after the date of issuance. Any amount of interest or principal that is not paid on the maturity date bears interest at 22% per annum from the maturity date to the date of payment. Any amount of principal and/or interest that is unpaid may be converted, at the option of the holder, in whole or in part into common shares of the Company at a price equal to 61% of the lowest closing bid price for the Company’s stock as reported on the OTC during the fifteen trading days prior to a Notice of Conversion. The Company may prepay the principal and all accrued interest at any time between the date of issuance and the maturity date, together with a prepayment premium of between 15% and 40% of the amount prepaid, determined by reference to the date of repayment.

b)	Conversion of Convertible Promissory Notes

Subsequent to December 31, 2020, certain convertible promissory notes with a face value of US$153,880 were converted into 87,526,697 common shares of the Company.